UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22972

AMG PANTHEON MASTER FUND, LLC

(Exact name of registrant as specified in charter)

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

AMG Funds LLC

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: March 31st

Date of reporting period: April 1, 2021-September 30, 2021

(Semi-Annual Shareholder Report)

Item 1. Report to Shareholders

SEMI-ANNUAL REPORT

AMG Funds

September 30, 2021

AMG Pantheon Master Fund, LLC

www.amgfunds.com	093021 SAR081

AMG Funds

AMG Pantheon Master Fund, LLC

Semi-Annual Report—September 30, 2021 (unaudited)

TABLE OF CONTENTS	PAGE

FUND PERFORMANCE	3

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Schedule of Investments	4

Consolidated Statement of Assets and Liabilities	13
Balance sheet, net asset value (NAV) per Unit computation and cumulative undistributed amounts

Consolidated Statement of Operations	14
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal period

Consolidated Statements of Changes in Net Assets	15
Detail of changes in assets for the past two fiscal periods

Consolidated Statement of Cash Flows	16
Detail of cash movements during the fiscal period

Financial Highlights	17
Historical net asset values per Unit, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	18
Accounting and distribution policies, details of agreements and transactions with Master Fund management and affiliates, and descriptions of certain investment risks

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT	34

APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT OF AMG PANTHEON LEAD FUND, LLC	37

OTHER TAX INFORMATION	40

AMG Pantheon Master Fund, LLC Fund Performance (unaudited)

The table below shows the average annual total returns for AMG Pantheon Master Fund, LLC and MSCI World Index for the same time periods ended September 30, 2021.

	Six	One	Five	Since	Inception
Average Annual Total Returns[1]	Months*	Year	Years	Inception	Date

AMG Pantheon Master Fund, LLC	8.37%	36.33%	16.90%	12.49%	09/30/14
MSCI World Index[2,3]	7.74%	28.82%	13.74%	10.50%	09/30/14†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s units, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Master Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per unit for the Master Fund and other information, please call 877.355.1566 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

†	Date reflects inception date of the Fund, not the index.

*	Not annualized

1

Total return equals income yield plus unit price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Master Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by unitholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Master Fund are net of expenses. All returns are in U.S. dollars ($).

2

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. Please go to msci.com for most current list of countries represented by the Index. Unlike the Fund, MSCI World Index is unmanaged, is not available for investment and does not incur fees.

3

All MSCI data is provided “as is”. The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments

September 30, 2021 (unaudited)

	Initial
	Acquisition
	Date	Shares	Value

Co-Investments - 44.6%

ACOF IV ATD Co-Invest LP (Consumer Discretionary)(a),*	02/27/2015	(c)	$0

AIX Pride Syndication L.P. (Information Technology)(a),*	11/16/2018	(c)	16,739,220

AP VIII Prime Security Services Holdings, L.P. (Industrials)*	04/26/2016	(c)	1,872,916

APH CUBS Co-invest LP (Financials)(a),*	11/16/2018	(c)	6,734,432

APIA Destiny-B Follow-on FPCI (Communication Services) (Belgium)(a),(b),(d),*	09/16/2021	(c)	9,277,163

APIA Graitec FPCI (Information Technology) (France)(a),*	02/25/2020	(c)	5,881,091

APIA Odigo FPCI (Information Technology) (France)(a),(b),*	12/22/2020	(c)	3,324,071

Apollo DSB Co-Invest, L.P (Healthcare)(a),*	11/14/2018	(c)	8,640,899

Armis Investors Holdings, L.P. (Information Technology)(a),(b),*	02/03/2020	(c)	4,198,408

CB Ignite Holdings, LLC (Consumer Discretionary)(a),(b),*	08/12/2016	(c)	1,871,974

Diamond LS I LP (Financials)(a),*	12/28/2016	(c)	2,735,743

Digital Bridge Small Cell Holdings, LLC (Information Technology)(a),(b),*	11/06/2015	35	596,091

Digital Bridge U.S. Tower Holdings, LLC (Communication Services)(a),(b),*	11/03/2014	50	1,376,172

Eagle Investment Trust (Industrials) (Australia)(a),*	08/12/2021	(c)	7,030,980

ECI 11 FP Limited (Information Technology) (United Kingdom)(a),(b),*	06/07/2021	(c)	6,799,701

Epsilon Topco Limited (Information Technology)(a),(b),*	10/03/2018	(c)	2,022,236

EQT Deck Co-Investment Limited Partnership (Industrials)(a),*	02/03/2017	(c)	605,324

ESCP PPG Holdings, LLC (Industrials)(a),(b),*	12/14/2016	2,171,429	2,031,589

Golden Aggregator, L.P. (Information Technology)(a),(b),*	06/28/2021	(c)	15,000,000

H&F Flashdance Partners I, L.P. (Financials)*	07/16/2018	(c)	1,505,207

Help HP SCF Investor, LP (Information Technology)(a),(b),*	05/12/2021	(c)	7,797,897

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial
	Acquisition
	Date	Shares	Value

Co-Investments - 44.6% (continued)

Hg Athena Co-Invest L.P. (Information Technology) (United Kingdom)(a),*	03/18/2020	(c)	$5,089,226

Hg Riley Co-Invest L.P. (Information Technology)(a),(d),*	09/30/2021	(c)	8,086,139

Hg Secular Co-Invest L.P. (Information Technology)(a),*	09/16/2020	(c)	4,616,776

Hg Spider Co-Invest L.P. (Information Technology) (United Kingdom)(a),*	03/18/2019	(c)	4,388,135

Hg Vivaldi 2 Co-Invest L.P. (Information Technology) (Norway)(a),*	06/10/2019	(c)	8,094,418

HT Global Co-investment, L.P. 2 (Information Technology) (India)(a),*	12/30/2020	(c)	4,772,002

Hygee International SARL (Materials) (France)(a),(b),*	12/17/2020	(c)	4,582,703

Incline A Aviation Co-Investment Fund (Industrials)(b),*	05/15/2020	(c)	1,765,143

Incline B Aviation Aladdin Co-Investment Limited Partnership (Industrials)(a),(b),*	06/26/2018	(c)	1,820,000

Insight RF Holdings, LLC (Information Technology)(a),*	07/03/2019	(c)	11,017,435

ISH Co-Invest Aggregator, L.P. (Information Technology)(a),*	05/06/2021	(c)	5,742,735

IVP XI Celestial Co-Invest LP (Industrials)(a),(b),*	06/04/2021	(c)	8,416,154

JP Co-Invest, LLC (Consumer Staples)(a),*	11/13/2018	(c)	2,240,006

LEP Prelude Co-Invest, L.P. (Healthcare)(a),*	07/05/2017	(c)	3,088,001

Logan Co-Invest, L.P. (Information Technology)(a),*	08/27/2020	(c)	5,799,449

Mercury Co-Investment Fund 2, LP (Healthcare)(a),*	12/20/2019	(c)	783,678

Oak HC/FT TB SPV B, LLC (Information Technology)(a),(b),*	07/20/2018	(c)	13,542

Ocean Alliance III, L.P. (Communication Services) (China)(a),*	09/04/2020	(c)	5,428,693

Olive Investments Ltd (Information Technology)(a),(d),*	09/01/2021	(c)	9,681,178

PSG Government Brands II Co-Invest L.P. (Information Technology)(a),(d),*	07/30/2021	(c)	10,248,605

PSG LM Co-Investors L.P. (Information Technology)(a),*	05/24/2016	(c)	13,797,654

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial
	Acquisition
	Date	Shares	Value

Co-Investments - 44.6% (continued)

Quantum Parallel Partners VI-C(A), LP (Energy)(a),*	10/16/2015	(c)	$459,706

Quantum QEP VII Co-Investment Fund, L.P. (Energy)(a),*	08/30/2018	(c)	1,468,517

RCP Artemis Co-Invest LP (Financials)(a),*	08/01/2019	(c)	7,119,696

Roark Capital Partners II Sidecar LP (Consumer Discretionary)(a),*	11/26/2018	(c)	8,296,466

SDA Investors Group, LLC - Class A (Healthcare)(a),(b),*	08/03/2017	(c)	3,441,040

SDA Investors Group, LLC - Series A Pref (Healthcare)(a),(b),*	03/26/2019	(c)	1,498,470

SYFS Co-INVEST, LLC (Healthcare)(a),*	09/01/2017	(c)	978,267

T-VI Co-Invest-A (Financials)(a),*	08/12/2015	(c)	1,311,370

T-VII Mitchell/Genex Co-Invest, L.P. (Healthcare)(a),*	06/28/2018	(c)	5,755,753

TCP DJR Co-Invest, L.P (Energy)(a),*	11/20/2018	(c)	3,376,768

TKC Investment Holdings, LLC (Consumer Discretionary)(a),*	10/12/2016	(c)	4,710,785

TPG Clarinet Co-Invest, LP (Consumer Discretionary) (Australia)(a),*	02/26/2019	(c)	12,025,051

TPG VII Renown Co-Invest I, L.P. (Consumer Stationary)(a),*	05/09/2018	(c)	826,880

TVG-I-E-AEG Holdings (Consumer Discretionary)*	01/27/2017	(c)	2,309,896

Vistria AP Investment LLC (Consumer Discretionary)(a),(b),*	12/12/2019	(c)	2,675,879

WP Triton Investment, L.P. (Communication Services) (United Kingdom)*	12/10/2019	(c)	3,471,057

WP-LH Co-Invest, L.P. (Consumer Discretionary)(a),*	06/25/2015	(c)	261,770
Total Co-Investments			285,500,157

Primary Private Investment Funds - 2.4%

Abry Advanced Securities Fund IV, L.P.(a),*	02/19/2019	(c)	2,721,009

Banc Fund IX L.P.(a),*	01/19/2016	(c)	158,006

BroadRiver III, L.P.(a),*	03/27/2018	(c)	2,614,297

Calera Capital Partners V L.P.*	04/25/2016	(c)	77,324

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial
	Acquisition
	Date	Shares	Value

Primary Private Investment Funds - 2.4% (continued)

GSO Capital Opportunities Fund III, L.P.*	09/22/2016	(c)	$917,403

Incline Aviation Fund II(b),*	05/07/2021	(c)	689,471

Incline Aviation I*	03/09/2017	(c)	1,260,974

TPG Growth V, L.P.(b),(d),*	09/17/2021	(c)	7,196,436
Total Primary Private Investment Funds			15,634,920

Secondary Private Investment Funds - 31.8%

1901 Partners LP(a),*	07/16/2015	(c)	79,082

3i Venice SCSp (United Kingdom)(a),*	01/15/2020	(c)	7,435,071

Abry Advanced Securities Fund III, L.P.(a),*	03/31/2021	(c)	7,693,310

ABRY Heritage Partners, L.P.(e),*	03/31/2021	(c)	252,885

ABRY Partners IX, L.P.(e),*	03/31/2021	(c)	1,390,559

ABRY Partners VI, L.P.(a),(e),*	03/31/2021	(c)	13,306

ABRY Partners VII, L.P.(e),*	03/31/2021	(c)	479,258

ABRY Partners VIII, L.P.(e),*	03/31/2021	(c)	469,270

ABRY Senior Equity II, L.P.(a),(e),*	03/31/2021	(c)	23,924

ABRY Senior Equity IV, L.P.(e),*	03/31/2021	(c)	328,053

ABRY Senior Equity V, L.P.(e),*	03/31/2021	(c)	1,711,769

Allegro Private Equity Fund II, L.P. (Australia)(a),*	03/04/2020	(c)	3,773,453

Alpine Investors TEAM CV Feeder, LLC(a),*	12/17/2020	(c)	2,997,622

Antin Infrastructure Partners III-B SCSp (Spain)(a),*	11/04/2020	(c)	4,094,998

Apax France VIII-A FCPR (France)(a),*	01/22/2019	(c)	1,025,350

Archer Capital GF Trust 2B (Australia)*	03/04/2020	(c)	1,565,241

Archer Capital Trust 5B (Australia)*	03/04/2020	(c)	910,125

Ares Corporate Opportunities Fund IV, L.P.*	04/13/2017	(c)	1,086,426

Avenue Pantheon Broadway Fund, L.P. (United Kingdom)(a),*	03/07/2019	(c)	3,062,578

Aztiq Fund I(a),*	05/13/2019	(c)	6,519,333

Banc Fund VIII L.P.(a),*	12/31/2015	(c)	22,217

Berkshire Fund IX, L.P.(a),(e),*	09/03/2021	(c)	7,210,208

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial
	Acquisition
	Date	Shares	Value

Secondary Private Investment Funds - 31.8% (continued)

CapVest Strategic Opportunities 2 SCSp (United Kingdom)(a),*	12/01/2020	(c)	$3,819,151

CBPE Capital Fund IX B, L.P. (United Kingdom)(a),*	12/31/2020	(c)	3,768,116

Crescent Credit Opportunities Fund AIF, SCSp(a),*	06/02/2020	(c)	436,909

Ergon svt Long Term Value Fund SCSp (Germany)(a),*	02/24/2021	(c)	3,935,618

ESO Fund VII SCSp SICAV-RAIF (United Kingdom)(d),*	09/01/2021	(c)	7,305,100

Francisco Partners III, L.P.*	01/05/2015	(c)	91,942

Greenbriar Equity Fund III, L.P.(e),*	03/31/2021	(c)	1,779,784

H&F Arrow 2, L.P.(a),*	08/28/2020	(c)	214,001

Hellman & Friedman Capital Partners VII, L.P.*	10/01/2019	(c)	405,710

Icon Partners III, L.P.(a),(b),*	05/10/2021	(c)	7,549,543

Icon Partners IV, L.P.(a),(b),*	05/24/2021	(c)	15,237,500

Idinvest Growth Secondary SLP (France)(a),*	05/21/2020	(c)	8,629,632

Insight Venture Partners IX, L.P.*	01/02/2020	(c)	10,874,476

LEP Opportunities I, L.P.(a),*	06/30/2021	(c)	12,636,816

MC Private Equity Partners I-A LP(e),*	03/31/2021	(c)	8,530,671

Medicxi Secondary I, L.P. (United Kingdom)(a),*	09/21/2020	(c)	4,860,253

MIC Capital Partners III Parallel (Cayman) LP*	04/14/2021	(c)	4,244,638

Oaktree Ports American Fund LP(a),*	05/01/2019	(c)	6,627,860

P-O Senior Loan Opportunity Fund L.P.*	09/08/2020	(c)	3,627,566

PAI Strategic Partnerships SCSp (United Kingdom)(a),*	12/10/2019	(c)	5,855,309

Pennantpark Senior Credit Fund Cayman Levered Feeder, LP*	06/29/2021	(c)	9,830,905

Providence Equity Partners VI, L.P.*	12/12/2014	(c)	55,981

Samson Brunello 2, L.P.(a),*	02/19/2021	(c)	129,177

Samson Hockey 2, L.P.(a),*	12/23/2020	(c)	193,120

Samson Shield 2, L.P.(a),*	12/23/2020	(c)	462,687

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial
	Acquisition
	Date	Shares	Value

Secondary Private Investment Funds - 31.8% (continued)

Solace Capital Special Situations Fund, L.P.(a),(b),(d),*	08/06/2021	(c)	$9,798,355

Tene GPL Limited Partnership (Israel)(a),*	06/23/2021	(c)	10,218,530

TPG Growth Gator GenPar II, L.P.*	12/23/2019	(c)	3,423,306

TPG Partners V, L.P.*	10/31/2015	(c)	212

TPG Partners VI, L.P.*	10/31/2015	(c)	68,601

Warburg Pincus Private Equity XII, L.P.(a),(d),*	09/30/2021	(c)	7,133,211
Total Secondary Private Investment Funds			203,888,718

Short-Term Investments - 18.5%

Other Investment Companies - 18.5%

Dreyfus Government Cash Management Fund, Institutional Class, 0.03% (1)		39,096,147	39,096,147

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 0.01% (1)		39,096,247	39,096,247

JPMorgan U.S. Government Money Market Fund, IM Class, 0.03% (1)		40,280,982	40,280,982
Total Other Investment Companies			118,473,376

Total Investments - 97.3% (cost $490,356,443)			623,497,171

Other Assets, less Liabilities - 2.7%			17,372,043
Net Assets - 100.0%			$640,869,214

Cost of Investments by asset type is as follows:

Co-Investments	$189,207,552

Primary Private Investment Funds	15,278,313

Secondary Private Investment Funds	167,397,202

Short-Term Investments	118,473,376

Total	$490,356,443

(a)	Non-income producing.

(b)	The investment’s value was determined using significant unobservable inputs.

(c)	Investment does not issue shares.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

(d)	Investment is held by AMG Pantheon Lead Fund, LLC, a wholly-owned subsidiary of AMG Pantheon Master Fund, LLC (the “Master Fund”).

(e)	Investment is held by AMG Pantheon Subsidiary Fund, LLC (the “Corporate Subsidiary”), a wholly-owned subsidiary of the Master Fund.

(1)	Yield shown represents the September 30, 2021, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

*

Investment is issued in a private placement offering and is restricted to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Initial Acquisition Date as shown in the Consolidated Schedule of Investments. As of September 30, 2021, the aggregate cost of each investment restricted to resale was $500,000, $3,088,460, $1,383,560, $4,057,409, $9,416,447, $3,335,836, $3,496,384, $4,026,221, $3,307,369, $1,295,640, $1,291,817, $209,516, $347,896, $7,168,328, $7,296,935, $1,783,591, $367,521, $2,174,345, $15,000,000, $636,693, $7,797,897, $3,378,493, $7,759,331, $3,033,908, $2,330,057, $2,537,113, $2,832,495, $4,699,631, $1,152,642, $1,884,368, $3,376,573, $5,576,044, $8,416,154, $2,188,775, $1,842,781, $4,065,782, $15,434, $11,615, $3,520,819, $9,685,440, $10,252,139, $1,167,380, $216,532, $871,279, $3,891,786, $4,985,964, $3,457,191, $1,094,360, $2,757,880, $196,441, $3,012,109, $3,393,333, $1,551, $966,025, $1,429,615, $434,236, $1,727,490, $2,799,759, $263,162, $2,380,942, $125,416, $2,487,343, $56,304, $983,166, $829,210, $1185,163, $7,230,769, $457,570, $4,354,226, $5,656,939, $195,249, $1,094,631, $20,324, $372,140, $618,275, $33,618, $268,039, $1,364,286, $2,992,107, $2,883,952, $3,464,530, $623,905, $1,032,590, $980,394, $1,468,482, $3,062,578, $3,979,504, $55,165, $6,379,011, $3,612,191, $3,872,172, $185,160, $4,165,990, $5,620,413, $89,384, $1,670,154, $138,677, $811,753, $7,549,543, $15,237,500, $2,817,958, $5,058,402, $12,743,779, $4,822,947, $3,575,386, $4,063,488, $3,205,534, $3,170,456, $4,788,435, $9,434,179, $133,053, $99,494, $132,235, $445,660, $9,798,355, $9,599,185, $2,863,513, $34,419, $384,920, and $5,915,352, respectively, totaling $371,883,067.

The following table summarizes the inputs used to value the Master Fund’s investments by the fair value hierarchy levels as of September 30, 2021:

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Investments

Co-Investments	-	-	$78,508,233	$206,991,924	$285,500,157

Primary Private Investment Funds	-	-	7,885,907	7,749,013	15,634,920

Secondary Private Investment Funds	-	-	32,585,398	171,303,320	203,888,718

Short-Term Investments

Other Investment Companies	$118,473,376	-	-	-	118,473,376

Total Investments	$118,473,376	-	$118,979,538	$386,044,257	$623,497,171

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

The reconciliation of Level 3 investments is presented when the Master Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

			Secondary
		Primary Private	Private
		Investment	Investment
	Co-Investments	Funds	Funds	Total

Balance as of March 31, 2021	$34,296,645	$1,125,000	$–	$35,421,645
Purchases	48,073,135	8,059,979	32,585,398	88,718,512
Sales & Distributions	(4,937,835)	–	–	(4,937,835)
Transfers into Level 3	–	–	–	–
Transfers out of Level 3	–	(1,125,000)	–	(1,125,000)
Net realized gain	3,347,834	–	–	3,347,834

Net change in unrealized appreciation/depreciation	(2,271,546)	(174,072)	–	(2,445,618)

Balance as of September 30, 2021	$78,508,233	$7,885,907	$32,585,398	$118,979,538

Net change in unrealized appreciation/depreciation on investments held at September 30, 2021	$(2,271,546)	$(174,072)	$–	$(2,445,618)

For the period ended September 30, 2021, transfers out of Level 3 were due to an increase in NAV transparency.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

The following table summarizes the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of September 30, 2021. The table below is not intended to be all inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Master Fund’s fair value measurements:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value as of September 30, 2021	Valuation Technique(s)	Unobservable Input(s)	Range	Average	Impact to Valuation from an Increase in Input (a)

Co-Investments	$52,879,034	Recent Round of Financing	Recent round of financing / expected sale	N/A	N/A	Increase

Co-Investments		Market Comparables	Public Company Multiples:
	59,609		Revenue	21.60x-21.60x	21.60x	Increase

	14,724,654		EBITDA	7.60x-25.50x	12.28x	Increase

	238,438		Tower Cash Flow	28.50x-28.50x	28.50x	Increase
	59,609		Total Assets	3.60x-3.60x	3.60x	Increase

Co-Investments	5,950,628	Guideline Transaction Multiples	EBITDA	10.80x-19.20x	12.23x	Increase

Co-Investments	4,596,261	Discounted	Discount Rate	9.0%-20.0%	12.2%	Decrease
		Cash Flows	Terminal Value	15.00x-15.00x	15.00x	Increase

			Terminal Growth Rate	23.4%-23.4%	23.4%	Increase

Primary Private Investment Funds	7,885,907	Recent Round of Financing	Recent round of financing / expected sale	N/A	N/A	Increase

Secondary Private Investment Funds	32,585,398	Recent Round of Financing	Recent round of financing / expected sale	N/A	N/A	Increase

Total	$118,979,538

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Statement of Assets and Liabilities

September 30, 2021 (unaudited)

Assets:

Investments at value***	$ 623,497,171
Cash, including foreign cash of $2,879 (cost $2,839)	5,449,814
Investment Funds paid in advance	14,970,099
Dividends receivable	3,009
Prepaid expenses and other assets	14,626

Total Assets	643,934,719

Liabilities:

Deferred income tax liability	1,777,480
Accrued expenses:
Investment advisory and management fees	710,548
Administrative fees	103,136
Other	474,341

Total Liabilities	3,065,505

Commitments and contingencies (see Note 3)	-

Net Assets	$ 640,869,214

Net Assets Represent:

Paid-in capital	$ 489,127,057
Distributable earnings	151,742,157

Net Assets	$ 640,869,214

*** Investments at cost	$490,356,443

Units outstanding	32,989,294

Net asset value, offering and redemption price per Unit	$19.43

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Statement of Operations

For the six months ended September 30, 2021 (unaudited)

Investment Income:
Dividend income (net of withholding tax $9,691)	$ 889,521

Total investment income	889,521

Expenses:
Investment advisory and management fees	1,978,194
Administrative fees	541,861
Professional fees	966,924
Credit facility fees	194,222
Custody fees	129,428
Directors fees and expenses	33,738
Reports to Investors	5,165
Transfer agent fees	58
Miscellaneous expenses	8,840

Total expenses before offsets	3,858,430

Fee waiver	(132,148)

Net expenses	3,726,282

Net investment loss	(2,836,761)

Net Realized and Unrealized Gain (Loss):
Capital gain distributions received	15,941,497
Net realized loss from foreign currency transactions	(132,018)

Net change in unrealized appreciation/depreciation of investments	37,104,569
Deferred income tax expense	(656,690)

Net change in unrealized appreciation/depreciation of investments, net of taxes	36,447,879

Net change in unrealized appreciation/depreciation of foreign currency translations	(15,900)

Net realized and unrealized gain	52,241,458

Net increase in net assets resulting from operations	$49,404,697

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Statements of Changes in Net Assets

For the six months ended September 30, 2021 (unaudited) and the fiscal year ended March 31, 2021

	Six months ended	For the fiscal
	September 30, 2021	year ended
	(unaudited)	March 31, 2021

Increase (Decrease) in Net Assets Resulting From Operations:
Net investment loss	$ (2,836,761)	$ (1,501,621)
Net realized gain from investments	15,809,479	16,887,566
Net change in unrealized appreciation/depreciation of investments	36,431,979	76,723,806

Net increase in net assets resulting from operations	49,404,697	92,109,751

Distributions to Investors	–	(3,141,732)

Capital Unit Transactions:[1]

Net increase from capital Unit transactions	184,326,207	121,529,508

Total increase in net assets	233,730,904	210,497,527

Net Assets:
Beginning of period	407,138,310	196,640,783

End of period	$ 640,869,214	$ 407,138,310

1 See Note 1(g) of the Notes to Consolidated Financial Statements.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Statement of Cash Flows

For the six months ended September 30, 2021 (unaudited)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 49,404,697
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain from investments	(15,941,497)
Net change in unrealized appreciation/depreciation of investments	(37,104,569)
Increase in dividends receivable	(477)
Increase in prepaid expenses and other assets	(4,133)
Increase in deferred income tax liability	656,690
Increase in investment advisory and management fees payable	482,089
Increase in administrative fees payable	37,862
Increase in other accrued expenses	280,531
Purchases of investments	(201,789,262)
Proceeds from sale of investments	331,763
Distributions from investments	39,371,357
Net purchases of short-term investments	(15,953,849)

Net cash used in operating activities	(180,228,798)

Cash Flows from Financing Activities:
Proceeds from capital Unit transactions	184,326,207

Net cash provided by financing activities	184,326,207

Net increase in cash	4,097,409
Cash at beginning of period	1,352,405

Cash at end of period	$ 5,449,814

Supplemental Disclosure of Cash Flow Information

Non-Cash Transaction:
Stock distributions received in-kind from investments	$ 303,218

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Financial Highlights

For a Unit outstanding throughout each fiscal period

	For the six months ended September 30,
	2021*	For the fiscal years ended March 31,
	(Unaudited)	2021*	2020*	2019	2018	2017
Net Asset Value, Beginning of Period	$17.93	$13.34	$13.30	$13.25	$11.78	$10.32

Income (Loss) from Investment Operations:

Net investment loss[1,2]	(0.10)	(0.09)	(0.05)	(0.07)	(0.03)	(0.03)

Net realized and unrealized gain from investments	1.60	4.85	0.62	1.31	1.71	1.50

Total from investment operations	1.50	4.76	0.57	1.24	1.68	1.47

Less Distributions to Investors from:

Net realized gain on investments	–	(0.17)	(0.53)	(1.19)	(0.21)	(0.01)

Net Asset Value, End of Period	$19.43	$17.93	$13.34	$13.30	$13.25	$11.78

Total Return[1]	8.37%[3]	35.90%	4.21%	10.09%	14.39%	14.27%

Ratio/Supplemental Data:

Ratio of net expenses to average net assets	1.40%[5,6]	1.56%[4,5]	1.48%	1.52%	1.12%	0.82%

Ratio of gross expenses to average net assets[7]	1.45%[5,6]	1.56%[4,5]	1.48%	1.70%	1.79%	2.24%

Ratio of net investment loss to average net assets[1]	(1.07%)[6]	(0.56%)	(0.38%)	(0.51%)	(0.24%)	(0.27%)

Portfolio turnover rate	0%[3,8]	0%	0%	59%	0%[8]	0%[8]

Net assets, end of period (in thousands)	$640,869	$407,138	$196,641	$119,576	$88,262	$70,746

*	Consolidated.

[1]	Total return and net investment income would have been lower had certain expenses not been offset.

[2]	Per Unit numbers have been calculated using average Units.

[3]	Not annualized.

[4]	Such ratio includes recoupment of waived/reimbursed fees from prior periods amounting to 0.21% for the fiscal year ended March 31, 2021.

[5]

Ratio excludes the deferred income tax expense related to the unrealized gain or loss from the Corporate Subsidiary. For the period ended September 30, 2021 and the fiscal year ended March 31, 2021, this amount was a tax expense of 0.16% (annualized) and 0.42%, respectively, of average net assets.

[6]	Annualized.

[7]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense recoupments and non-reimbursable expenses, if any, such as interest and taxes.

[8]	Less than 0.5%.

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2021 (unaudited)

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Pantheon Master Fund, LLC (the “Master Fund”) is organized as a Delaware limited liability company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Master Fund’s investment objective is to seek long-term capital appreciation. The Master Fund expects to invest primarily in private equity investments, including primary and secondary investments in private equity, infrastructure, and other private asset funds (“Investment Funds”) and co-investments in portfolio companies.

The Master Fund offers a single class of units (“Units”) to “accredited investors” (as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) (the “Investors”), which may be purchased as of the first business day of each month at the Master Fund’s net asset value (“NAV”) per Unit. The Master Fund may, from time to time, offer to repurchase Units pursuant to written tenders by the Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Master Fund’s Board of Directors (the “Board” or the “Directors”).

BASIS OF CONSOLIDATION: The accompanying consolidated financial statements of the Master Fund include the accounts of AMG Pantheon Subsidiary Fund, LLC (the “Corporate Subsidiary”) and AMG Pantheon Lead Fund, LLC (the “Lead Fund”) (each a “Subsidiary” and together, the “Subsidiaries”), which are wholly-owned subsidiaries of the Master Fund and are organized as Delaware limited liability companies. The Lead Fund commenced operations on July 1, 2021. The Subsidiaries have the same investment objectives and strategies as the Master Fund, and like the Master Fund are managed by Pantheon Ventures (US) LP (the “Investment Manager”). The Master Fund may invest up to 25% of its total assets in the Corporate Subsidiary and the Corporate Subsidiary permits the Master Fund to pursue its investment objective and strategies in a potentially tax-efficient manner and to satisfy regulated investment company tax requirements. The Master Fund may also invest a portion of its assets in the Lead Fund. The Lead Fund was organized for the purpose of facilitating the Master Fund’s use of a revolving credit facility. Intercompany accounts and transactions have been eliminated. As of September 30, 2021, the Corporate Subsidiary holds investments in the amount of $22,189,687. The net assets of the Corporate Subsidiary were $25,278,519, which is 3.94% of the Master Fund’s consolidated net assets. As of September 30, 2021, the Lead Fund holds investments in the amount of $68,726,187. The net assets of the Lead Fund were $83,678,643, which is 13.06% of the Master Fund’s consolidated net assets.

The Master Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its consolidated financial statements:

a.

VALUATION OF INVESTMENTS: Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Master Fund’s listed equity investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board.

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day NAV per share.

For direct investments and certain co-investments in portfolio companies, the Board primarily uses the market or income approach to estimate the fair value of private investments. The market approach utilizes prices and other relevant information generated by market transactions, type of security, size of the position, degree of liquidity, restrictions on the disposition, latest round of financing data, current financial position and operating results, among other factors.

Investment Funds and certain co-investments are generally based on the valuations provided by the general partners or managers of underlying fund investments as of the date investments are valued. If a valuation provided by general partners or managers of the underlying fund investments is not available as of the date investments are valued, the Master Fund will value the Investment Fund or co-investment using the latest valuation provided by the general partners or managers of the underlying fund investments adjusted for transaction and market activity, if applicable. The valuations provided by the general partners or managers typically reflect the fair value of the Master Fund’s capital account balance of each Investment Fund, including unrealized gains and losses, as reported in the financial statements of the respective Investment Fund. In reviewing these underlying valuations, the Board is advised by the Valuation Committee of the Investment Manager, who reviews the capital account balances and may adjust the value of each Master Fund investment.

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

The values assigned to investments that are fair valued are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board is presented with a monthly analysis showing all outstanding investments fair valued by the Investment Manager, including a comparison with the prior month end.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Master Fund. Unobservable inputs reflect the Master Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., listed equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Master Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

b.

SECURITY TRANSACTIONS: Security transactions are accounted for as of the trade/effective date. Realized gains and losses on securities sold are determined on the basis of identified cost. The payable for investments purchased for security transactions with an original settlement period of over one year are reflected at net present value. Monies paid by the Master Fund in advance of the closing date of a private equity investment are held in escrow until the investment’s closing date and are reflected in the Consolidated Statement of Assets and Liabilities as Investment Funds paid in advance.

c.

INVESTMENT INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions from Investment Funds and co-investments occur at irregular intervals and the exact timing of distribution from the Investment Funds and co-investments cannot be determined. The classification of income received from the Investment Funds and co-investments are based on the investment distribution notices received from the investment’s general partner or investment manager. Expenses are recorded on an accrual basis.

d.

DIVIDENDS AND DISTRIBUTIONS: The Master Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually as described in the Master Fund’s registration statement. Distributions to Investors are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences, including book tax differences relating to Investors’ distributions, are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of September 30, 2021, the Master Fund had permanent differences relating to the tax treatment of its investments in the Corporate Subsidiary and certain investment partnerships. The Master Fund had temporary differences relating to organization and offering costs, qualified late year ordinary loss deferral and differences between book and tax treatment of investments in certain investment partnerships.

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

The tax character of distributions paid during the tax years ended September 30, 2021 and September 30, 2020 was as follows:

Distributions paid from:	2021	2020
Ordinary income	-	-
Long-term capital gains	$ 3,141,732	$ 6,901,065

Total	$ 3,141,732	$ 6,901,065

As of September 30, 2021, the components of accumulated earnings on a tax basis were as follows:

Undistributed net investment income	$-

Undistributed long-term capital gains	$6,509,511

Late year loss deferral	$(4,606,726)

Other Temporary Differences	$(5,255)

Based on the approximate cost of investments for federal income tax purposes at September 30, 2021, of $473,290,101, the Master Fund’s aggregate gross unrealized appreciation and depreciation were $153,725,969 and $(664,679) respectively, resulting in net unrealized appreciation of $153,061,290.

e.

FEDERAL TAXES: The Master Fund qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”), and to distribute substantially all of its taxable income and gains to its Investors and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying consolidated financial statements. If the Master Fund were to fail to meet the requirements of Subchapter M of the IRC to qualify as a regulated investment company, and if the Master Fund were ineligible to or otherwise were not to cure such failure, the Master Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its Investors, and all distributions out of income and profits would be taxable to Investors as ordinary income. In addition, the Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment under Subchapter M of the IRC.

Additionally, based on the Master Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Master Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

The Master Fund’s tax year end is September 30. Management has analyzed the Master Fund’s tax positions as of September 30, 2021, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Master Fund’s consolidated financial statements. Additionally, the Master Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Lead Fund is a disregarded entity and therefore is not subject to U.S. income taxes. Additionally, the Master Fund’s investment in the Lead Fund, as a whole, is not limited to 25% of the Master Fund’s total assets for purposes of the asset diversification test under Subchapter M of the Code. As a wholly owned subsidiary, the Lead Fund’s net income and capital gains, if any, will be included each year in the Master Fund’s investment company taxable income and net capital gain.

The Corporate Subsidiary is subject to U.S. federal and state income taxes. This taxable entity is not consolidated for income tax purposes and may generate income tax assets or liabilities that reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes and tax loss carryforwards.

The Corporate Subsidiary recorded a provision for income tax expense (benefit) for the year ended September 30, 2021. This provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):

	Current	Deferred	Total
Tax expense/(benefit)	-	$1,777,480	$1,777,480
Valuation allowance	-	-	-

	-	$1,777,480	$1,777,480

Components of the Corporate Subsidiary’s deferred tax assets and liabilities as of September 30, 2021 are as follows:

Deferred Tax Assets:

Net Operating Loss Carryforward	$50,799

Less Deferred Tax Liabilities:

Unrealized appreciation/(depreciation) on investments	(1,828,279)

Total net deferred tax asset/(liability) before valuation allowance	(1,777,480)

Less: Valuation Allowance	-

Net deferred tax asset/(liability)	$(1,777,480)

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

Net operating loss carryforwards are available to offset future taxable income of the Corporate Subsidiary subject to limitations. Prior to the passing of the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act on March 27, 2020, these net operating losses would have been limited to 80% of federal taxable income generated in the year these net operating losses are eligible to be utilized. The CARES Act delays the application of the 80% net operating loss limitation to tax years ending September 30, 2022, and beyond. For the tax year ended September 30, 2020, and the tax year ended September 30, 2021, the Corporate Subsidiary has net operating loss and tentative net operating loss carryforward balances as follows. These net operating losses are carried forward indefinitely.

Net Operating Loss	Amount

September 30, 2019	$130,220

September 30, 2020	30,444

September 30, 2021	81,237

$241,901

Total income tax (current and deferred) is computed by applying the federal statutory income tax rate of 21% and estimated applicable state tax statutory rates (net of federal tax benefit) to net investment income and realized and unrealized gains/(losses) on investments before taxes for the year ended September 30, 2021 as follows:

Income tax expense at statutory rate of 21%	$1,811,219

Valuation allowance changes affecting the provision for income tax	(33,739)

Total income tax expense	$1,777,480

The Corporate Subsidiary recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Corporate Subsidiary’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Corporate Subsidiary. The Corporate Subsidiary is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

f.

CAPITAL LOSS CARRYOVERS AND DEFERRALS: As of September 30, 2021, the Master Fund had no capital loss carryovers for federal income tax purposes. Should the Master Fund incur net capital losses for the tax year ended September 30, 2022, such amounts may be used to offset future realized capital gains for an unlimited time period and retain their character as short-term and/or long-term.

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

g.

CAPITAL STOCK: The Master Fund’s Limited Liability Company Agreement authorizes an issuance of an unlimited number of Units, without par value. The Master Fund records sales and repurchases of its capital stock on the trade date.

For the six months ended September 30, 2021 (unaudited) and the fiscal year ended March 31, 2021, the Master Fund’s capital Unit transactions were as follows:

	September 30, 2021		March 31, 2021

	Units	Amount	Units	Amount

Proceeds from sale of Units	10,287,104	$184,326,207	7,752,557	$118,387,776

Reinvestment of dividends	–	–	203,480	3,141,732

Net increase	10,287,104	$184,326,207	7,956,037	$121,529,508

At September 30, 2021, one affiliated Investor of record, AMG Pantheon Fund, LLC (the “Feeder Fund”), owned 77% of the Master Fund’s net assets and one unaffiliated Investor owned 23% of the Master Fund’s net assets. Transactions by these Investors may have a material impact on the Master Fund.

h.

CASH AND CASH HELD IN ESCROW: Cash consists of monies held at The Bank of New York Mellon (the “Custodian” or “BNYM”). Such cash, at times, may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Master Fund’s Custodian. Cash held in escrow represents monies received in advance of the effective date of an Investor’s subscription. The monies are deposited with the Master Fund’s transfer agent, and will be released from escrow on the effective date of the subscription. There was no cash held in escrow at September 30, 2021.

i.

REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS: The Master Fund may enter into third-party joint repurchase agreements for temporary cash management purposes and third-party joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by BNYM (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreement during the term of the agreement. For joint repurchase agreements, the Master Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Master Fund’s Custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

the seller of the security, realization of the collateral by the Master Fund may be delayed or limited. Pursuant to the Program, the Master Fund is indemnified for such losses by BNYM on joint repurchase agreements. As of September 30, 2021, and during the year ended September 30, 2021, the Master Fund did not transact in any joint repurchase agreements.

j.

FOREIGN CURRENCY TRANSLATION: The books and records of the Master Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represents: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Master Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2.	AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

Each of the Master Fund, the Corporate Subsidiary, and the Lead Fund has entered into an investment management agreement with the Investment Manager, a limited partnership organized under the laws of the State of Delaware and registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Affiliated Managers Group, Inc. (“AMG”) indirectly owns a majority of the interests of the Investment Manager. Investment management fees are paid directly by each of the Master Fund and Subsidiaries to the Investment Manager at the annual rate of 0.70% of the net assets of the Master Fund, the Corporate Subsidiary, and the Lead Fund, respectively, as of the end of each month, determined before giving effect to the accrual of the investment management fee being calculated or to any purchases or repurchases of interests of the Master Fund, the Corporate Subsidiary, and the Lead Fund or any distributions by the Master Fund, the Corporate Subsidiary, and the Lead Fund. The Investment Manager has agreed to waive the portion of the management fee that the Investment Manager otherwise would have been entitled to receive with respect to any particular month from the Master Fund in an amount equal to the investment management fee paid to the Investment Manager under each Subsidiary’s investment management agreement with the Investment Manager with respect to such month. During the period ended September 30, 2021, the Investment Manager waived investment management fees payable by the Master Fund in the amount of $121,387.

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

The Investment Manager has entered into an Expense Limitation and Reimbursement Agreement with the Master Fund, the Corporate Subsidiary, and the Lead Fund to pay, waive, or reimburse each such Fund’s expenses such that the aggregate of each such Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 0.75% per annum of each such Fund’s net assets as of the end of each calendar month (the “Expense Cap”). “Excluded Expenses” is defined to include (i) the investment management fees paid by the Master Fund, the Corporate Subsidiary, and the Lead Fund and any payments made by the Master Fund in respect of any investment management fee that had been previously waived by the Investment Manager; (ii) fees, expenses, allocations, carried interests, etc. of the private equity investment funds and co-investments in portfolio companies in which any of the Master Fund, the Corporate Subsidiary, and the Lead Fund invests (including all acquired fund fees and expenses); (iii) transaction costs, including legal costs and brokerage commissions, of any of the Master Fund, the Corporate Subsidiary, and the Lead Fund associated with the acquisition and disposition of primary interests, secondary interests, co-investments, exchange traded fund investments, and other investments; (iv) interest payments incurred by any of the Master Fund, the Corporate Subsidiary, and the Lead Fund; (v) fees and expenses incurred in connection with any credit facilities obtained by any of the Master Fund, the Corporate Subsidiary, and the Lead Fund; (vi) taxes of any of the Master Fund, the Corporate Subsidiary, and the Lead Fund; (vii) extraordinary expenses (as determined in the sole discretion of the Investment Manager) of any of the Master Fund, the Corporate Subsidiary, and the Lead Fund; (viii) fees and expenses billed directly to the Corporate Subsidiary by any accounting firm for auditing, tax and other professional services provided to the Corporate Subsidiary, and fees and expenses billed directly to the Lead Fund by any accounting firm for auditing, tax and other professional services provided to the Lead Fund; and (ix) fees and expenses billed directly to the Corporate Subsidiary for custody and fund administration services provided to the Corporate Subsidiary, and fees and expenses billed directly to the Lead Fund for custody and fund administration services provided to the Lead Fund. To the extent that the Master Fund’s, Corporate Subsidiary’s, or Lead Fund’s total annual operating expenses for any month exceed the Expense Cap, the Investment Manager will pay, waive, or reimburse such Fund for expenses to the extent necessary to eliminate such excess.

The Master Fund, the Corporate Subsidiary, and the Lead Fund will be obligated to pay the Investment Manager all amounts previously paid, waived, or reimbursed by the Investment Manager with respect to such Fund pursuant to such Expense Cap, provided that (a) the amount of such additional payment in any year, together with all expenses of the Master Fund, the Corporate Subsidiary, and the Lead Fund, in the aggregate, would not cause the aggregate of each such Fund’s total annual operating expenses, exclusive of Excluded Expenses, in any such year to exceed the amount of the Expense Cap, (b) the amount of such additional payment shall be borne directly or indirectly pro rata by all Master Fund unitholders and (c) no additional payments by the Master Fund, the Corporate Subsidiary, or the Lead Fund, as applicable, will be made with respect to amounts paid, waived, or reimbursed by the Investment Manager more than thirty-six (36) months after the date the Master Fund, the Corporate Subsidiary, or the Lead Fund, as applicable, accrues a liability with respect to such amounts paid, waived, or reimbursed by the Investment Manager. The Expense Limitation and Reimbursement Agreement shall continue until such time that the Investment Manager ceases to be the investment manager of the Master Fund or upon mutual agreement between the Investment Manager and the Master Fund’s Board.

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

For the period ended September 30, 2021, the Master Fund did not have any reimbursements subject to recoupment.

Each of the Master Fund, the Corporate Subsidiary, and the Lead Fund has entered into an Administration Agreement under which AMG Funds LLC, a subsidiary and the U.S. retail distribution arm of AMG, serves as the administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Master Fund’s and Subsidiaries’ operations, including administration and Investor services to the Master Fund and Subsidiaries, their Investors, and certain institutions, such as broker-dealers and registered investment advisers, that advise or act as an intermediary with the Master Fund’s Investors. Each of the Master Fund, Corporate Subsidiary, and Lead Fund pays a fee to the Administrator at the rate of 0.20% per annum of such Fund’s average monthly net assets, and the Master Fund is subject to a minimum annual fee of $344,000 for these services. The Administrator has agreed to waive the portion of the administration fee that the Administrator otherwise would have been entitled to receive with respect to any particular month from the Master Fund in an amount equal to the administration fee paid to the Administrator under each of the Corporate Subsidiary’s and Lead Fund’s Administration Agreements with the Administrator with respect to such month. During the period ended September 30, 2021, the Administrator waived administration fees payable by the Master Fund in the amount of $10,761.

The Board provides supervision of the affairs of the Feeder Fund, the Master Fund and the Subsidiaries, and other trusts within the AMG Funds family of mutual funds. The Directors of the Master Fund who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board and the Audit Committee Chair receive additional annual retainers. The Directors’ fees and expenses are split evenly between the Master Fund and the Feeder Fund. Certain Directors and Officers of the Master Fund are Officers and/or Directors of the Feeder Fund, the Subsidiaries, the Administrator, the Investment Manager and AMG.

3.	INVESTMENTS IN PRIVATE EQUITY AND INVESTMENT FUNDS

Private equity investments are typically made in non-public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives.

Investment Funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such Investment Funds, investors usually commit to provide up to a certain amount of capital when requested by the Investment Fund’s manager or

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

general partner. The general partner then makes private equity investments on behalf of the Investment Fund. The Investment Fund’s investments are usually realized, or “exited”, after a three- to seven-year holding period through a private sale, an initial public offering (IPO) or a recapitalization. Proceeds of such exits are then distributed to the Investment Fund’s investors. The Investment Funds themselves typically have a term of ten to twelve years. The Investment Funds in which the Master Fund invests may charge a management fee of 1.00% - 2.00% and approximately 20% of net profits as a carried interest allocation, subject to a preferred return and a claw back. Detailed information about the Investment Funds’ portfolios is not publicly available.

Some of the investments that the Investment Manager will consider with respect to the Master Fund include:

o

Primary Private Investment Funds: Primary investments (primaries) are interests or investments in newly established Investment Funds that are typically acquired by way of subscription during their fundraising period. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life.

o

Secondary Private Investment Funds: Secondary investments (secondaries) are interests in existing private equity funds that are typically acquired from existing investors in such Investment Funds in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

o

Direct Investments/Co-Investments: Direct investments involve acquiring (directly or indirectly) an interest in securities issued by an operating company. Co-investments represent opportunities to separately invest in specific portfolio companies that are otherwise represented in an Investment Fund. Such investments are typically made as co-investments alongside Investment Funds, and are usually structured such that the lead investor holds a controlling interest. Co-investments are typically offered to Investment Fund investors when the Investment Fund manager believes that there is an attractive investment for the Investment Fund but the total size of the potential holding exceeds the targeted size for the Investment Fund. Direct investments and co-investments, unlike investments in Investment Funds, generally do not bear an additional layer of fees and bear significantly reduced fees.

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

A listing of the Co-Investments, Primary Private Investment Funds and Secondary Private Investment Funds held by the Master Fund and their attributes, as of September 30, 2021, is shown in the table below.

Investment Category	Fair Value	Unfunded Commitments	Remaining life*	Redemption frequency	Notice (In days)	Redemption Restrictions

Buyout (a)	$354,671,590	$47,763,656	1-10 years	Not Redeemable	N/A	N/A

Growth Equity (b)	$71,712,174	$21,108,037	1-6 years	Not Redeemable	N/A	N/A

Infrastructure (c)	$11,924,273	$1,453,337	1-6 years	Not Redeemable	N/A	N/A

Private Debt (d)	$36,691,687	$8,062,783	1-13 years	Not Redeemable	N/A	N/A

Real Assets (e)	$5,535,588	$11,807,879	1-13 years	Not Redeemable	N/A	N/A

Special Situations (f)	$24,488,483	$8,643,975	1-12 years	Not Redeemable	N/A	N/A

Total	$505,023,795	$98,839,667

(a)	Funds that acquire controlling interests in companies with a view towards later selling those companies or taking them public.

(b)	Funds that invest in later-stage, pre-IPO companies.

(c)	Funds that generally invest in long-term assets that provide stable cash flows with growth initiatives.

(d)	Funds that invest in senior secured lending, mezzanine financing, as well as more opportunistic debt strategies such as distressed for control.

(e)	Private equity funds that invest in target investments in infrastructure, renewables & energy infrastructure, natural resources, and asset-backed strategies.

(f)	Particular circumstances that influence investment based on the situation, rather than its underlying fundamentals.

*

Co-Investments do not have contractual lives and generally terminate after the underlying investment is sold. Years shown below are reflective of the remaining lives of Primary Private Investment Funds and Secondary Private Investment Funds.

4.	PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term and U.S. Government obligations) for the six months ended September 30, 2021 were $186,489,048 and $331,763, respectively. There were no purchases or sales of U.S. Government obligations for the Master Fund.

5.	PORTFOLIO SECURITIES LOANED

The Master Fund participates in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Master Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash or U.S. Government and

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

Agency Obligations. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. It is the Master Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Master Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Master Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as is practical, which is normally within three business days. As of September 30, 2021, and during the year ended September 30, 2021, the Master Fund had no securities out on loan.

6.	FOREIGN SECURITIES

The Master Fund invests in Investment Funds and certain co-investments of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Master Fund’s investments in emerging market countries are exposed to additional risks. The Master Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Master Fund level and the Master Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

7.	COMMITMENTS AND CONTINGENCIES

Under the Master Fund’s organizational documents, its Directors and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the normal course of business, the Master Fund may enter into contracts and agreements that contain a variety of representations and warranties, which may provide general indemnifications. The maximum exposure to the Master Fund under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred.

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

8.	CREDIT AGREEMENT

Effective July 20, 2021, the Master Fund entered into a Credit Agreement with Barclays Bank PLC which provides the Master Fund with a revolving line of credit of up to $80 million (the “Committed Loan Limit”). The facility is available to satisfy repurchase requests, to meet capital calls and to otherwise provide the Master Fund with temporary liquidity. The interest rate on outstanding loans is equal to London Interbank Offered Rate (“LIBOR”), plus 2.85%. LIBOR is expected to be phased out by the end of 2021, and will be replaced with an alternative benchmark rate. The Master Fund pays a 1.00% commitment fee on the outstanding principal amount of the loans and an annual structuring fee of 0.20% of the Committed Loan Limit. The annual structuring fee is amortized over a 12 month period. The commitment fee and amortization of the annual structuring fee are reflected in credit facility fees on the Consolidated Statement of Operations. Any interest incurred on the line of credit utilized is included in the Consolidated Statement of Operations as interest expense. During the period July 20, 2021, through September 30, 2021, the Master Fund has not utilized the line of credit.

9.	MASTER NETTING AGREEMENTS

The Master Fund may enter into master netting agreements with its counterparties for the securities lending program, and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Master Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Consolidated Statement of Assets and Liabilities. For securities lending transactions, see Note 5. At September 30, 2021, the Master Fund had no open repurchase agreements that were subject to a master netting agreement.

10.	FINANCIAL AND OTHER RISK FACTORS

An investment in the Master Fund involves significant risks, including industry risk, liquidity risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

The Master Fund intends to invest a substantial portion of its available capital in private equity securities including investments in private equity, infrastructure, and other private asset funds. These investments are generally restricted securities that are subject to substantial holding periods and are not traded in public markets so that the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. As a non-diversified fund, the Master Fund may have a concentration of investments in a limited number of portfolio securities. The Master Fund may also have a concentration of investments in a particular sector. Investment performance of the sector may have a significant impact on the performance of the

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

Master Fund. The Master Fund’s investments are also subject to the risk associated with investing in private equity securities. Private equity securities are illiquid and can be subject to various restrictions on resale. There can be no assurance that the Master Fund will be able to realize the value of any private equity investments in a timely manner. Additionally, Investment Funds are generally closed-end private equity partnerships with no right to withdraw prior to the termination of the partnership. The frequency of withdrawals is dictated by the governing documents of the Investment Funds.

The COVID-19 pandemic has caused significant uncertainty and disruption in the global economy and financial markets that have impacted the operations and financial condition of the Master Fund and its underlying portfolio investments, and will continue to do so for some time. The effects of the pandemic on the core businesses of the Master Fund’s investments and the resulting valuation effects will take time to manifest. Some of these companies may be harmed financially from the pandemic, while others may benefit financially. The Master Fund is unable to predict the full impact that COVID-19 will have on the Master Fund’s operations and financial condition because of uncertainties about the duration and severity of the pandemic and its effects on the Master Fund’s portfolio investments.

Units in the Master Fund provide limited liquidity because repurchases of Units are subject to approval of the Master Fund’s Board. Therefore, an investment in the Master Fund is suitable only for investors who can bear the risks associated with limited liquidity of their investments and an investment in the Master Fund should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met. A discussion of the risks associated with an investment in the Master Fund is provided in the Feeder Fund’s Prospectus and Statement of Additional Information.

11.	SUBSEQUENT EVENTS

Subsequent events after September 30, 2021, have been evaluated through the date at which the consolidated financial statements were issued and the Master Fund has determined that no material events or transactions occurred.

Annual Renewal of Investment Management Agreement

At a meeting held via telephone and video conference on June 24, 2021,1 the Boards of Directors (the “Board” or “Directors”) of AMG Pantheon Fund, LLC (the “Feeder Fund”), AMG Pantheon Master Fund, LLC (the “Master Fund”), and AMG Pantheon Subsidiary Fund, LLC (the “Corporate Subsidiary” and, together with the Feeder Fund and the Master Fund, the “Funds”), and separately a majority of the Directors who are not “interested persons” of the Funds (“Independent Directors”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), voted to approve (i) the investment management agreement between Pantheon Ventures (US) LP (“Pantheon”) and the Feeder Fund, (ii) the investment management agreement between Pantheon and the Master Fund, and (iii) the investment management agreement between Pantheon and the Corporate Subsidiary, in each case, as amended at any time prior to the date of the meeting (collectively, the “Investment Management Agreements”). The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approval of the Investment Management Agreements.

In considering each Investment Management Agreement, the Directors reviewed a variety of materials relating to each Fund and Pantheon, including, with respect to the Master Fund and the Feeder Fund, comparative performance, fee and expense information for an appropriate peer group of similar funds and performance information for a relevant benchmark index, and, with respect to all of the Funds, the nature, extent and quality of services, other relevant matters, and other information provided to them on a periodic basis throughout the year. Prior to voting, the Independent Directors: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

Nature, extent and quality of services

In considering the nature, extent and quality of the services provided by Pantheon under the Investment Management Agreements, the Directors reviewed information relating to Pantheon’s operations and personnel. Among other things, Pantheon provided financial information and descriptions of its organizational and management structure. The Directors also took into account information provided periodically throughout the previous year by Pantheon in Board meetings relating to the performance of its duties with respect to the Funds and the Directors’ knowledge of Pantheon’s management and the quality of the performance of Pantheon’s duties

1 The Directors determined that the conditions surrounding COVID-19 constituted unforeseen or emergency circumstances and that reliance on the Securities and Exchange Commission’s (“SEC”) exemptive order, which provides relief from the in-person voting requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The Directors unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the June 24, 2021 meeting that would otherwise require in-person votes under the 1940 Act. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

Annual Renewal of Investment Management Agreement (continued)

under the Investment Management Agreements. In the course of their deliberations regarding the Investment Management Agreements, the Directors evaluated, among other things: (a) the extent and quality of the services rendered by Pantheon to the Funds; (b) Pantheon’s investment philosophy, strategies and techniques in managing the Funds; (c) Pantheon’s expertise in buying, selling and managing private equity investments; (d) Pantheon’s global footprint and range of investment products; and (e) Pantheon’s compliance program. The Directors also took into account Pantheon’s undertaking to maintain contractual expense limitations for the Funds. The Directors also considered Pantheon’s risk management processes.

Performance

The Directors considered the performance of the Master Fund and the Feeder Fund for various periods and compared the performance of such Funds against the performance of four peer funds (the “Peer Group”) and the MSCI World Index, such Funds’ primary benchmark. The Directors noted that the Corporate Subsidiary is a wholly-owned subsidiary of the Master Fund and that the Master Fund’s performance includes the Corporate Subsidiary. The Directors noted that the Master Fund’s performance for the 1-year period ended December 31, 2020 was above the performance of three of the four funds in the Peer Group. The Directors also took into account management’s discussion of the Master Fund’s and the Feeder Fund’s performance. The Directors also noted that the Master Fund underperformed the MSCI World Index during the twelve-month period ended March 31, 2021. The Directors also noted that, because the Feeder Fund invests solely in the Master Fund, the Feeder Fund’s performance closely mirrored the performance of the Master Fund. The Directors concluded that the Master Fund’s (including the Corporate Subsidiary’s) and the Feeder Fund’s overall performance has been satisfactory.

Management Fees; Profitability; and Economies of Scale

In considering the reasonableness of the fees payable to Pantheon, the Directors noted that the Funds operate under expense limitation and reimbursement agreements. The Directors also noted that, pursuant to the expense limitation and reimbursement agreements, Pantheon has agreed to limit total operating expenses of the Feeder Fund, exclusive of certain enumerated items, to the annual rate of 1.45% and to limit the aggregate of the Master Fund’s total annual operating expenses and the Corporate Subsidiary’s total annual operating expenses, exclusive of certain enumerated items (including the management fees paid by the Master Fund, the Corporate Subsidiary and AMG Pantheon Lead Fund, LLC, a wholly-owned subsidiary of the Master Fund), to the annual rate of 0.75%. The Directors also noted that Pantheon has fully waived the management fee of the Feeder Fund and intends to do so as long as the master/feeder structure remains in place. The Directors compared the gross and net expense ratios of the Master Fund and the Feeder Fund to the Peer Group. The Directors considered that the Funds’ expense limitation agreements shall continue until such time that Pantheon ceases to be the investment adviser of the applicable Fund or upon mutual agreement between Pantheon and the Board. The Directors concluded that, in light of the nature, extent and quality of the services provided by Pantheon and the considerations noted above with respect to Pantheon, each Fund’s management fees and expenses are reasonable.

Annual Renewal of Investment Management Agreement (continued)

The Directors considered information regarding the profitability of Pantheon with respect to the provision of investment advisory services to the Funds, and noted that, due in part to the expense reimbursement arrangements, in the aggregate, the Funds generated losses for Pantheon. The Directors considered the material benefits from economies of scale that Pantheon might realize with respect to the Funds as the Funds increase in assets, noted Pantheon’s belief that maintaining the current fee structure and expense caps will help Pantheon raise additional assets to bring the Funds to scale, and concluded that Pantheon is not currently realizing benefits from economies of scale that would warrant adjustments to the management fee at this time. The Directors also considered all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from Pantheon serving as Investment Manager to the Funds) received by Pantheon and its affiliates from their relationships with the Funds and the significant risks undertaken as Investment Manager and sponsor of the Funds, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks.

After consideration of the foregoing, the Directors reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreements: (a) Pantheon has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreements and (b) Pantheon maintains an appropriate compliance program.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors concluded that approval of the Investment Management Agreements would be in the best interests of the Funds and their members. Accordingly, on June 24, 2021, the Directors, and separately a majority of the Independent Directors, voted to approve the Investment Management Agreements.

Approval of the Investment Management Agreement of AMG Pantheon Lead Fund, LLC

At a meeting held via telephone and video conference on June 23, 2021,1 the Board of Directors (the “Directors”) of AMG Pantheon Lead Fund, LLC (the “Fund”), and separately a majority of the Directors who are not “interested persons” of the Fund (“Independent Directors”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), voted to approve the investment management agreement between Pantheon Ventures (US) LP (“Pantheon”) and the Fund (the “Investment Management Agreement”). The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approval of the Investment Management Agreement.

In considering the Investment Management Agreement, the Directors reviewed a variety of materials relating to the Fund and Pantheon provided to them in connection with the meeting on June 23, 2021 and other meetings of the Directors throughout the year. In considering the Investment Management Agreement, the Directors also considered information relating to three other funds that Pantheon advises in the AMG Funds Family of Funds (the “Pantheon Funds”). Prior to voting, the Independent Directors: (a) reviewed the foregoing information with their independent legal counsel and with management, (b) discussed with their independent legal counsel the legal standards applicable to their consideration of the Investment Management Agreement; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

Nature, extent and quality of services

In considering the nature, extent and quality of the services to be provided by Pantheon under the Investment Management Agreement, the Directors took into account information provided periodically throughout the previous year by Pantheon in Board meetings relating to Pantheon’s financial information, operations, management structure and personnel, the performance of its duties with respect to the Pantheon Funds, the quality of the performance of Pantheon’s duties and the Directors’ knowledge of Pantheon’s management team. In the course of their deliberations regarding the Investment Management Agreement, the Directors evaluated, among other things: (a) the extent and the quality of the services rendered by Pantheon to the Pantheon Funds and the expected services to be rendered by Pantheon to the Fund; (b) Pantheon’s investment philosophy, strategies and techniques in managing the Pantheon Funds and the Fund; (c) Pantheon’s expertise in buying, selling and managing private equity investments; (d) Pantheon’s global footprint and range of investment products; and (e) Pantheon’s compliance program. The Directors also considered Pantheon’s risk management processes.

1 The Directors determined that the conditions surrounding COVID-19 constituted unforeseen or emergency circumstances and that reliance on the Securities and Exchange Commission’s (“SEC”) exemptive order, which provides relief from the in-person voting requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The Directors unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the June 23, 2021 meeting that would otherwise require in-person votes under the 1940 Act. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

Approval of the Investment Management Agreement of AMG Pantheon Lead Fund, LLC (continued)

Performance

Because the Fund has not yet commenced operations, the Directors noted that they could not draw any conclusions regarding the performance of the Fund. The Directors, however, considered that the Fund is a wholly-owned subsidiary of AMG Pantheon Master Fund, LLC (the “Master Fund”) and that they had considered the performance of the Master Fund at their June 25, 2020 annual contract renewal meeting and had also considered the performance of the Master Fund in anticipation of the annual contract renewal meeting to be held on June 24, 2021.

Management Fee, Profitability and Economies of Scale

In considering the reasonableness of the management fee payable by the Fund to Pantheon, the Directors noted that Pantheon has agreed to waive a portion of its investment management fee payable by the Master Fund in an amount equal to the management fee payable by the Fund, resulting in no incremental management fee payable to Pantheon as a result of the organization and operation of the Fund. The Directors concluded that, in light of the nature, extent and quality of the services to be provided by Pantheon and the considerations noted above with respect to Pantheon, the Fund’s management fee and expenses are reasonable.

In considering the anticipated profitability of Pantheon with respect to the provision of advisory services to the Fund, although recognizing that profitability with respect to the Fund is speculative, the Directors considered Pantheon’s organization, management and financial stability. The Directors also were provided, in advance of their June 25, 2020 and June 24, 2021 meetings, with the profitability of Pantheon with respect to the Pantheon Funds. Based on the foregoing, the Directors concluded that the profitability to Pantheon is expected to be reasonable and, since the Fund does not currently have any assets, Pantheon is not realizing material benefits from economies of scale that would warrant adjustments to the management fee at this time. Also with respect to economies of scale, the Directors noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

The Directors also considered potential revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from Pantheon serving as Investment Manager to the Fund) Pantheon and its affiliates may receive from their relationship with the Fund and the significant risks undertaken as Investment Manager and sponsor of the Fund including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks.

After consideration of the foregoing, the Directors reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement: (a) Pantheon has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; and (b) Pantheon maintains an appropriate compliance program.

Approval of the Investment Management Agreement of AMG Pantheon Lead Fund, LLC (continued)

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors concluded that approval of the Investment Management Agreement would be in the best interests of the Fund and its member. Accordingly, on June 23, 2021, the Directors, and separately a majority of the Independent Directors, voted to approve the Investment Management Agreement.

Other Tax Information

AMG Pantheon Master Fund, LLC hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2020/2021 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Pantheon Master Fund, LLC hereby designates $3,141,732 as a capital gain distribution with respect to the taxable fiscal year ended September 30, 2021, or if subsequently determined to be different, the net capital gains of such year.

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Important Information About This Report

This report is prepared for the Fund’s Unit holders. It is authorized for distribution to prospective investors only when preceded or accompanied by a confidential private placement memorandum (“PPM”). To receive a free copy of the PPM, which includes additional information about Fund Directors, please contact us by calling 877.355.1566 – From 8:00 AM to 5:00 PM EST. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

A description of the policies and procedures that the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 877.355.1566 – From 8:00 AM to 5:00 PM EST, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 877.355.1566 or visit the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at www.sec.gov. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

093021 SAR081	| www.amgfunds.com

Item 2. CODE OF ETHICS

Not applicable for the semi-annual shareholder report.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable for the semi-annual shareholder report.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for the semi-annual shareholder report.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable for the semi-annual shareholder report.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable for the semi-annual shareholder report.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable for the semi-annual shareholder report.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable for the semi-annual shareholder report.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable for the semi-annual shareholder report.

Item 13. EXHIBITS

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940—Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG PANTHEON MASTER FUND, LLC

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	December 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	December 8, 2021

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	December 8, 2021